As filed with the SEC on _________________.	Registration No. 333-94115

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 6

_________________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Jeffrey C. Martin

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

 on ____________pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[x] on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2004

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This prospectus describes individual flexible premium Survivorship Variable Universal Life insurance contracts (the “Contract”), offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey,” “us,” “we,” or “our”). Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death.

Investment Choices

Survivorship Variable Universal Life offers a wide variety of investment choices, including 36 variable investment options that invest in mutual funds managed by these leading asset managers:

o        Prudential Investments LLC
o        A I M Advisors, Inc.
o        American Century Investment Management, Inc.
o        Franklin Advisers, Inc.
o        Janus Capital Management LLC
o        Massachusetts Financial Services Company
o        T. Rowe Price International, Inc.

For a complete list of the 36 available variable investment options, their investment objectives, and their investment advisers, see The Funds, page 9.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 15.

Please Read this Prospectus. Please read this prospectus before purchasing a Survivorship Variable Universal Life insurance contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in a survivorship variable universal life policy is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                                     Pruco Life Insurance Company of New Jersey
                                                213 Washington Street
                                            Newark, New Jersey 07102-2992
                                              Telephone: (800) 782-5356

                                                             PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 35 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 15.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

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                                               Transaction and Optional Rider Fees
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                   Charge                              When Charge is Deducted                        Amount Deducted
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Maximum Sales Charge on Premiums (Load)(1)         Deducted from premium payments.                12% of premium payment.
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Taxes Attributable to Premiums(2)                  Deducted from premium payments.               7.5% of premium payment.
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Surrender fee(3)                                Upon lapse, surrender, or decrease in       $8.00 per $1,000 of basic insurance
                                                       basic insurance amount.                            amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
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Transfer fee                                      Each transfer exceeding 12 in any                         $25
                                                           Contract year.
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Withdrawal fee                                            Upon withdrawal.               Lesser of $25 or 2% of withdrawal amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
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Basic Insurance Amount Change fee                Upon a decrease in basic insurance                         $25
                                                               amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	This charge is deducted from premium payments for the first five years and reduces to 4% in subsequent years.

(2)	For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

(3)	This charge is assessed during the first 10 Contract years and grades down monthly starting from year six until it reaches zero at the end of year 10.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

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                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
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                    Charge                              When Charge is Deducted                       Amount Deducted
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Cost of Insurance("COI")                                        Monthly                    From $.01 to $83.34 per $1,000 of net
Minimum and Maximum Charges                                                                      amount at risk.(1)(2)(3)
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                                                                                         Effective annual rate of 0.90% of assets
Mortality and Expense Risk fee                                   Daily                        in variable investment options.
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Additional Mortality fees for risk associated                                             From $0.10 to $2.08 per $1,000 of basic
with certain occupations, avocations, or                        Monthly                            insurance amount.(4)
aviation risks.
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Net interest on loans(5)                                       Annually                                     1%
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Fee for basic insurance amount(6)                               Monthly                    $10 per Contract plus up to $0.10 per
                                                                                             $1,000 of basic insurance amount.
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Fee for Estate Protection Rider(7)                              Monthly                    $0.05 per $1,000 of Estate Protection
                                                                                                       Rider amount.
----------------------------------------------- ---------------------------------------- ------------------------------------------
(1)	The charge varies based on the individual characteristics of the insureds, including such characteristics as: age, sex, and smoking habits.

(2)	For example, the highest COI rate is representative of two insureds age 89. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The initial COI charge for representative Contract owners male age 58 in the Preferred non-smoker underwriting class, and female age 59 in the preferred best underwriting class, without any riders would be $0.01 per $1,000 of net amount at risk.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)	The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans, page 27.

(6)	The per $1,000 rate of this charge is reduced to $.05 per $1,000 of basic insurance amount after year five.

(7)	This charge is assessed for the first four years and is zero thereafter.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

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                          Total Annual Fund Operating Expenses                                 Minimum             Maximum
---------------------------------------------------------------------------------------- -------------------- -------------------
---------------------------------------------------------------------------------------- -------------------- -------------------
(expenses that are deducted from the Fund's assets, including management fees, any
distribution [and/or service] (12b-1) fees, and other expenses, but not including               0.37%               3.00%
reductions for any fee waiver or other reimbursements.)
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SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Pruco Life of New Jersey Survivorship Variable Universal Life Contract is a form of variable universal life insurance. Survivorship variable universal life is a flexible form of life insurance. It has a death benefit payable upon the second death of two insureds, and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. If the Contract is not in default, the amount we will pay will be the death benefit determined as of the date of the second death reduced by any Contract debt. You may invest premiums in one or more of the 36 available variable investment options or in the fixed rate option. Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, Pruco Life of New Jersey credits your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some features described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For both, Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. You may change your Contract’s death benefit type after issue. See Types of Death Benefit, page 23 and Changing the Type of Death Benefit, page 24.

Death Benefit Guarantee

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your accumulated premiums (reduced to reflect withdrawals) are at least equal to the Death Benefit Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a Death Benefit Guarantee will not keep the Contract in-force. See Withdrawals, page 28, and Loans, page 27.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the later of the youngest insured’s age 75 or for 10 years after issue, whichever comes first, assuming no loans or withdrawals. Finally, paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured’s lifetime regardless of investment performance, assuming no loans or withdrawals. See Death Benefit Guarantee, 24, and PREMIUMS, page 20.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES, page 15.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are high enough and there is no Contract debt, Pruco Life of New Jersey guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract’s death benefit type and the definition of life insurance test selected at issue. See PREMIUMS, page 20, Death Benefit Guarantee, page 24, and LAPSE AND REINSTATEMENT, page 29.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts on page 30.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for sales expenses. For more detail, see CHARGES AND EXPENSES, page 15. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 21.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Service Office.

On the Contract date we deduct the charge for sales expenses and the premium based administrative charge from the initial premium and allocate the remainder of the initial premium (the “net premium”) to the Money Market investment option. We will also allocate the net premium attributable to any additional premium payment we receive before the end of the 10 day period following receipt of the contract to the Money Market investment option as of the date we received the premium but not earlier than the Contract date. Ten days after you receive the Contract, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your most current allocation request.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of 36 available variable investment options. You may also invest in the fixed rate option. See The Funds, page 9, and The Fixed Rate Option, page 15. You may transfer money among your investment choices, subject to restrictions. Please see Transfers on page 21.

Pruco Life of New Jersey may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to 20 times each calendar year, transfer amounts among the variable investment options or to the fixed rate option. While you also may transfer amounts from the fixed rate option, certain restrictions may apply. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Service Office or by telephone, provided you are enrolled to use the Telephone Transfer System, although certain restrictions may apply.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers, page 21, Dollar Cost Averaging, page 22, and Auto-Rebalancing, page 23.

Decreasing Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value after the issue of the Contract. See Decreases in Basic Insurance Amount, page 26.

If you decrease your basic insurance amount to an amount equal to or greater than the Surrender Charge Threshold shown in your Contract, we will not impose a surrender charge. The Surrender Charge Threshold is the lowest basic insurance amount since issue.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 30.

The cash surrender value of the Contract on the date of the decrease will not change, except that monthly charges, an administrative processing fee of up to $25, and a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 15.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while one or both of the insureds is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey’s needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 27, and Tax Treatment of Contract Benefits, page 30.

Under certain circumstances, you may withdraw a part of the Contract’s cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 28, and Tax Treatment of Contract Benefits, page 30.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. See Loans, page 27.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law). A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the Death Benefit may be guaranteed under the Death Benefit Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 8 and The Fixed Rate Option on page 15.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The “current charge” is the amount that Pruco Life is now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 24. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should this happen, we will notify you of the payment to prevent your Contract from terminating. See Loans, page 27. Your payment must be received at a Service Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT, page 29. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits — Pre-Death Distributions on page 30.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 30.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and a surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals, page 28, and Tax Treatment of Contract Benefits, page 30.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

Subject to a maximum of 20 transfers per calendar year, you may transfer amounts by proper written notice to a Service Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Once the limit has been reached, additional transfers may be made only with our consent. If we consent, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in your prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 30.

A Contract may be surrendered for its cash surrender value while one or both of the insureds is living. We will assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies by issue age. It is calculated as described in Surrender Charges on page 17. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 30.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 30.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a face amount reduction would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 30.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 36 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds, page 9, and The Fixed Rate Option, page 15.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other. For an additional discussion of the portfolios, please see The Funds, page 9.

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. A description of each portfolio’s investment policies and a comprehensive statement of each Fund’s risks may be found in its prospectus. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. For additional information, please see The Funds on page 9.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “us”, “we”, or “our”) is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “separate account” under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey’s other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account’s assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey’s general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts. The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 36 available variable investment options, each of which is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Listed below are the mutual funds (the “Funds”) in which the variable investment options invest, their investment objectives, and investment advisers.

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o    Conservative  Balanced  Portfolio:  The investment  objective is a total  investment  return  consistent with a conservatively managed  diversified  portfolio.  The  Portfolio  invests  in a mix of  equity  securities,  debt  obligations  and  money  market instruments.

o    Diversified Bond Portfolio:  The investment  objective is a high level of income over a longer term while providing reasonable safety of capital.  The Portfolio  normally  invests at least 80% of its investable  assets in higher grade debt  obligations  and high quality money market investments.

o    Equity  Portfolio:  The investment  objective is long-term growth of capital.  The Portfolio  normally invests at least 80% of its  investable  assets in common stocks of major  established  corporations  as well as smaller  companies  that we believe offer attractive prospects of appreciation.

o    Flexible  Managed  Portfolio:  The  investment  objective  is a high total  return  consistent  with an  aggressively  managed diversified portfolio.  The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o    Global  Portfolio:  The  investment  objective is  long-term  growth of capital.  The  Portfolio  invests  primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o    High Yield Bond Portfolio:  The investment  objective is a high total return.  The Portfolio  normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o    Jennison  Portfolio:  The  investment  objective is long-term  growth of capital.  The Portfolio  invests  primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o    Money Market  Portfolio:  The investment  objective is maximum current income consistent with the stability of capital and the maintenance  of  liquidity.  The  Portfolio  invests  in high  quality  short-term  money  market  instruments  issued by the U.S.
     Government or its agencies, as well as by corporations and banks, both domestic and foreign.

o    Stock Index  Portfolio:  The  investment  objective is investment  results that  generally  correspond to the  performance  of publicly-traded  common  stocks.  The  Portfolio  attempts to duplicate the price and yield of the Standard & Poor's 500 Composite
     Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o    Value Portfolio:  The investment objective is capital  appreciation.  The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating  ability,  and overall earnings and earnings growth.

o    SP Aggressive  Growth Asset Allocation  Portfolio:  The investment  objective is capital  appreciation.  The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios.

o    SP AIM  Aggressive  Growth  Portfolio:  The  investment  objective  is  long-term  growth of capital.  The  Portfolio  invests primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year.

o    SP AIM Core Equity  Portfolio:  The  investment  objective  is growth of capital.  The  Portfolio  invests at least 80% of its investable assets in securities of established companies that have long-term  above-average growth earnings,  and growth companies that the Portfolio managers believe have the potential for above-average growth earnings.

o    SP Alliance Large Cap Growth Portfolio:  The investment  objective is growth of capital.  The Portfolio will pursue aggressive investment  policies by investing at least 80% of the  Portfolio's  investable  assets in stocks of companies  considered  to have large capitalizations.

o    SP Balanced Asset  Allocation  Portfolio:  The investment  objective is to provide a balance between current income and growth of capital.  The  Portfolio  invests  primarily in fixed income  portfolios,  large cap equity  portfolios,  small/mid  cap equity portfolios, and international equity portfolios.

o    SP  Conservative  Asset  Allocation  Portfolio:  The  investment  objective is to provide  current income with low to moderate capital appreciation.  The Portfolio invests primarily in fixed income portfolios,  large cap equity portfolios, and small/mid cap equity portfolios.

o    SP Davis Value  Portfolio:  The investment  objective is growth of capital.  The Portfolio  invests  primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o    SP Deutsche  International  Equity  Portfolio:  The  investment  objective is long-term  capital  appreciation.  The Portfolio normally  invests at least 80% of its  investable  assets in the stocks and other  equity  securities  of  companies  in developed countries outside the United States.

o    SP Goldman  Sachs Small Cap Value  Portfolio  (formerly  SP  Small/Mid  Cap Value  Portfolio):  The  investment  objective  is long-term  growth of  capital.  The  Portfolio  normally  invests at least 80% of its  investable  assets in small  capitalization companies with a capitalization of $4 billion or less.

o    SP Growth Asset Allocation  Portfolio:  The investment  objective is to provide long-term growth of capital with consideration also given to current  income.  The  Portfolio  invests  primarily  in  large-cap  equity  portfolios,  fixed  income  portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o    SP INVESCO Small Company Growth  Portfolio:  The investment  objective is long-term  capital  growth.  The Portfolio  normally invests at least 80% of its  investable  assets in  small-capitalization  companies - those which are included in the Russell 2000
     Growth Index at the time of purchase,  or if not included in that index, have market  capitalizations  of $2.5 billion or below at the time of purchase.

o    SP Jennison  International  Growth Portfolio:  The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of foreign  companies  operating or based in at least five  different countries.

o    SP Large Cap Value  Portfolio:  The investment  objective is long-term growth of capital.  The Portfolio  normally invests at least 80% of its investable assets in common stocks and securities  convertible into common stock of companies with a total market capitalization of $5 billion or more.

o    SP MFS Capital Opportunities  Portfolio:  The investment objective is capital appreciation.  The Portfolio normally invests at least 65% of its net assets in common  stocks and related  securities,  such as  preferred  stocks,  convertible  securities,  and depositary receipts for those securities.

o    SP Mid Cap Growth  Portfolio:  The investment  objective is long-term  growth of capital.  The Portfolio  normally  invests at least 80% of its investable assets in common stocks and related securities,  such as preferred stocks, convertible securities, and depositary receipts for those securities.

o    SP PIMCO High Yield  Portfolio:  The investment  objective is maximum total return,  consistent  with  preservation of capital and  prudent  investment  management.  The  Portfolio  normally  invests at least 80% of its  investable  assets in a  diversified portfolio of high yield/high risk securities rated below investment grade, but rated at least B by Moody's Investor Service,  Inc.
     or Standard & Poor's  Ratings  Group,  or, if unrated,  determined by Pacific  Investment  Management  Company  ("PIMCO") to be of
     comparable quality.

o    SP PIMCO Total Return  Portfolio:  The investment  objective is maximum total return,  consistent with preservation of capital and prudent investment  management.  The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

o    SP Prudential U.S.  Emerging Growth  Portfolio:  The investment  objective is long-term  capital  appreciation.  The Portfolio normally  invests at least 80% of its  investable  assets in equity  securities of small and medium sized U.S.  companies that the adviser believes have the potential for above-average growth.

o    SP Strategic  Partners  Focused Growth  Portfolio:  The  investment  objective is long-term  growth of capital.  The Portfolio normally  invests at least 65% of its total assets in  equity-related  securities of U.S.  companies that the adviser  believes to have strong capital appreciation potential.

o    SP  Technology  Portfolio  (formerly SP Alliance  Technology  Portfolio):  The  investment  objective  is long-term  growth of capital.  The Portfolio  normally  invests at least 80% of its  investable  assets in securities of companies  that use technology extensively in the development of new or improved products or processes.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), also a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the Value Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, LLC (“PIM”), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, and the Stock Index Portfolio. PIM’s business address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (“A I M Capital”) serves as the sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. A I M Capital’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (“Alliance”) serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (“Calamos”) serves as a sub-adviser for a portion of the assets of the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings, Inc. Calamos’ address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (“Davis”) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (“DeAMIS”), serves as a sub-adviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. DeAMIS’s address is One Applod Street, London, United Kingdom.

The Dreyfus Corporation (“Dreyfus”) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus’ address is 200 Park Avenue, New York, New York 10166.

GE Asset Management Incorporated (“GEAM”), serves as the sub-adviser for a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM’s principal business address is 32 Old Slip, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley’s address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

INVESCO Funds Group, Inc. (“INVESCO’) serves as the sub-adviser to the SP INVESCO Small Company Growth Portfolio. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

J.P.     Morgan Investment Management, Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036.

Massachusetts Financial Services Company (“MFS”), serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC (“PIMCO”) serves as the sub-adviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. PIMCO’s principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. (“Salomon”), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon’s address is 125 Broad Street, New York, New York 10004.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the advisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund.

AIM Variable Insurance Funds:

o    AIM V.I.  Premier Equity Fund - Series I shares.  Seeks  long-term  growth of capital.  Income is a secondary  objective.  The portfolio  normally  invests at least 80% of its net assets in equity  securities  judged by the fund's  investment  adviser to be undervalued  relative to the  investment  advisor's  appraisal of the current or projected  earnings of the companies  issuing the securities,  or relative to current  market  values of assets owned by the  companies  issuing the  securities  or relative to the equity market generally.

A I M Advisors, Inc. (“AIM”) is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o    American  Century VP Value Fund.  Seeks  long-term  capital  growth with  income as a secondary  objective.  The Fund seeks to achieve its objective by investing  primarily in equity  securities of companies that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Franklin Templeton Variable Insurance Products Trust:

o    Franklin Small Cap Fund-- Class 2. Seeks long-term  capital growth.  Under normal market  conditions,  the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Janus Aspen Series:

o    Growth  Portfolio-  Institutional  Shares.  Seeks long-term growth of capital in a manner  consistent with the preservation of capital.  The Portfolio normally invests in common stocks of larger, more established companies.

Janus Capital Management LLC (“Janus Capital”) is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Management LLC’s principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS® Variable Insurance TrustSM:

o    Emerging  Growth  Series.  Seeks  long-term  growth of  capital.  The Series  invests at least 65% of its net assets in common stocks and related securities,  such as preferred stock,  convertible  securities and depositary receipts of those securities,  of emerging growth companies.

Massachusetts Financial Services Company (“MFS”), is the investment adviser to this MFS Series. The principal business address for the MFS is 500 Boylston Street, Boston, Massachusetts 02116.

T. Rowe Price International Series, Inc.:

o    International  Stock  Portfolio.  Seeks  long-term  growth of capital.  The  Portfolio  invests  primarily in common stocks of established companies outside the United States.  Normally, at least 80% of the fund's net assets will be invested in stocks.

T.     Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any portfolio of the Funds; or
(4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

An affiliate of each of the Funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund’s portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund’s portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Funds

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life of New Jersey’s general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers, page 21. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 23.

CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 27. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The “current charge” is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We reserve the right to charge up to 12% of premiums paid in the first five Contract years for sales expenses. This charge is reduced to 4% of premiums paid in subsequent Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Part of those costs related to sales are also recovered by surrender charges. See Surrender Charges, page 17.

Currently, we deduct 12% of premiums paid in the first five Contract years up to the amount of the Sales Load Target Premium and 4% of premiums paid in excess of this amount. For both Type A (fixed) death benefit and Type B (variable) death benefit Contracts, the Sales Load Target Premium is defined as the Lifetime Premium for a Type A death benefit, excluding any premiums for riders or extra risk charges. We deduct 4% of the premiums paid in Contract years six through 10, and 2% of premiums paid thereafter. See PREMIUMS, page 20.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract Data pages. See Death Benefit Guarantee, page 24. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 30.

Taxes Attributable to Premiums

We reserve the right to charge up to 7.5% for taxes attributable to premiums. For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life of New Jersey’s estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to location of residence. Pruco Life of New Jersey may collect more for this charge than it actually pays for state and local premium taxes.

The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of the premiums. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance (“COI”) charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund — significantly larger if both insureds died in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life of New Jersey to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, we must state that the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon both insureds’ current attained age, sex, smoking status, and extra rating class, if any. At most ages, Pruco Life of New Jersey’s current COI rates are lower than the maximum rates. Current COI charges range from $.01 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

a)	An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, we charge the following:

o	generally, if the average issue age of the insureds is less than 40 in the first five Contract years, we deduct $10 per Contract plus $0.07 per $1,000 of basic insurance amount;

o	if the average issue age of the insureds is 40 or greater in the first five Contract years, we deduct $10 per Contract plus $0.08 per $1,000 of basic insurance amount;

o	in all subsequent years, we deduct $10 per Contract plus $0.01 per $1,000 of basic insurance amount.

However, Pruco Life of New Jersey reserves the right to charge up to $10 per Contract plus $0.10 per $1,000 of basic insurance amount in the first five Contract years and $10 per Contract plus $0.05 per $1,000 of basic insurance amount in subsequent years.

b)	You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See RIDERS, page 19.

c)	If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

d)	A charge may be deducted to cover federal, state or local taxes (other than “taxes attributable to premiums” described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, page 16. Pruco Life of New Jersey periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we currently deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate Pruco Life of New Jersey for assuming mortality and expense risks under the Contract. The mortality risk assumed is that the insureds may live for shorter periods of time than Pruco Life of New Jersey estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We will assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or in some instances, the basic insurance amount is decreased. See Changing the Type of Death Benefit, page 24, Withdrawals, page 28, and Decreases in Basic Insurance Amount, page 26. This charge is deducted to cover sales costs and administrative costs, such as: the cost of processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. We may charge up to $8 per $1,000 of basic insurance amount if you surrender your Contract. Currently, we charge $5 per $1,000 of basic insurance amount. This charge is level for the first five Contract years and declines monthly until it reaches zero at the end of the 10th Contract year. These surrender charges are similar to what is often referred to as “deferred sales load” charges and compensate Pruco Life of New Jersey for administrative costs associated with the sale of the Contracts.

Transaction Charges

(a)	We currently charge a processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We reserve the right to charge a processing fee of up to $25 made in connection with each decrease in basic insurance amount. We currently do not make such a charge.

(c)	We currently charge a processing fee of $25 for each transfer exceeding 12 in any Contract year.

Allocated Charges

You may choose from which variable investment option(s) we deduct your Contract’s monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. The fixed rate option is not available as an allocation option. See Monthly Deductions from the Contract Fund, page 17.

If there are insufficient funds in one or both of the selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed rate option.

Portfolio Charges

Charges are deducted from, and expenses are paid out of, the assets of the Funds as described in the Fund prospectuses.

Rider Charges

Estate Protection Rider — We deduct monthly for this rider which allows you to exchange this Contract for two new contracts of life insurance, one on the life of each insured, if the unlimited marital deduction allowed under the Internal Revenue’s Code Section 2056 is no longer available to the insureds. We reserve the right to charge up to $0.05 per $1,000 of the Estate Protection Rider for the first four years and zero thereafter. Currently, we charge $0.02 per $1,000 of the Estate Protection Rider amount for the first four years and zero thereafter.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any Contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the second of two insureds. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary’s interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insureds, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey’s consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the lifetime of both insureds for two years from the issue date, except for non-payment of enough premium to pay required charges and when any change is made in the Contract that requires Pruco Life of New Jersey’s approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of at least one insured. At the end of the second Contract year we will mail you a notice requesting that you tell us if either insured has died. Failure to tell us of the death of an insured will not avoid a contest, if we have a basis for one, even if premium payments continue to be made.

Misstatement of Age or Sex

If an insured’s stated age or sex or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured’s correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Simultaneous Death

If both insureds die while the Contract is in-force and we find there is lack of sufficient evidence that they died other than simultaneously, we will assume that the older insured died first.

Suicide Exclusion

If either insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid. If there is a surviving insured, we will make a new contract available on the life of that insured. The issue age, Contract date, and the insured’s underwriting classification will be the same as they are in the Contract. The amount of coverage will be the lesser of (1) the contract’s basic insurance amount, and (2) the maximum amount we allow on the Contract date for single life contracts. The new contract will not take effect unless all premiums due since the Contract date are paid within 31 days after we notify you of the availability of the new contract.

RIDERS

Contract owners may be able to obtain extra fixed benefits, which may require an additional charges. These optional insurance benefits will be described in what is known as a “rider” to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. One rider gives insureds the option to exchange the Contract for two new life insurance contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another pays an additional amount if both insureds die within a specified number of years. See Tax Treatment of Contract Benefits, page 30. Certain restrictions may apply; they are clearly described in the applicable rider. Your Pruco Life of New Jersey representative can explain all of these extra benefits further. Also, samples of the provisions are available from Pruco Life of New Jersey upon written request.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

You may apply for a minimum basic insurance amount of $250,000. The Contract may be issued on two insureds each between the ages of 18 and 90. Pruco Life of New Jersey requires evidence of insurability on each insured, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. Pruco Life of New Jersey charges a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts (the minimum premium payment is $15 for premiums made by electronic fund transfer).

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premiums and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 30.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Service Office.

Available Types of Premium

Once the minimum initial premium payment is made, you have a certain amount of flexibility with respect to the amount and timing for premium payments. No specific premiums are required. Several suggested patterns of premiums are described below. Understanding them may help you understand how the Contract works.

o	Target Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the youngest insured’s age 75, or if later, during the first 10 Contract years, regardless of investment performance, and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium. However, not all Contracts offer the Death Benefit Guarantee beyond this period. The length of the Death Benefit Guarantee available to you depends on your Contract’s death benefit type, the Contract Fund having sufficient money to cover all charges, and the definition of life insurance test selected at issue. See Death Benefit Guarantee, page 24. These Target Premiums will be higher for a Contract with a Type B (variable) death benefit than for a Contract with a Type A (fixed) death benefit. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Target Premium. For a Contract with no riders or extra risk charges, these premiums will be level.

o	Short-Term Premiums are premiums that, in some instances, make it possible to pay a premium lower than the Target Premium. These Short-Term Premiums, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals. To continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium. However, not all Contracts offer the Death Benefit Guarantee beyond five Contract years. The length of the Death Benefit Guarantee available to you depends on your Contract’s death benefit type, the Contract Fund having sufficient money to cover all charges, and the definition of life insurance test selected at issue. See Death Benefit Guarantee, page 24. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Short-Term Premium. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level.

o	Lifetime Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts). See Death Benefit Guarantee, page 24. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Lifetime Premium.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. When you apply for the Contract, you should discuss with your Pruco Life of New Jersey representative, how frequently you would like to be billed (if at all) and for what amount. We will then draft from your account the same amount on the same date each month.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums and the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at a Service Office during the 10 day period following the receipt of the Contract will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year described under Transfers, below. If the first premium is received before the Contract date, there will be a period during which the Contract owner’s initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at a Service Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers

You may, up to 20 times each calendar year, transfer amounts among the variable investment options or to the fixed rate option. Once the limit has been reached, additional transfers may be made only with our consent. If we consent, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred. Transfers out of the fixed rate option are subject to strict limits as described later in this section. There is no administrative charge for the first 12 transfers per Contract year among investment options. There is an administrative charge of up to $25 for each transfer after the first 12 transfers per Contract year. Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Service Office for the first 20 transfers in a calendar year, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 19.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the investment option or to the disadvantage of other Contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to price a transfer on the business day after the business day on which the transfer request was received, and to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date on or after 10 days following the receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date on or after 10 days following receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract date. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract date, it will be applied as of the date of receipt in Good Order at a Service Office. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering one or both insureds’ issue ages, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt in Good Order at a Service Office and will deduct any charges due on or before that date.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, Pruco Life of New Jersey may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Types of Death Benefit

You may select either a Type A (fixed) or a Type B (variable) death benefit at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except where the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where Pruco Life of New Jersey increases the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. See How a Contract’s Cash Surrender Value Will Vary, page 27.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit, as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater due to a greater net amount at risk. See How a Contract’s Cash Surrender Value Will Vary, page 27. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. However, as long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 28.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

This Contract has two types of death benefit, Type A (fixed) or Type B (variable). You may change the type of death benefit any time after issue and subject to Pruco Life of New Jersey’s approval. Currently, Pruco Life of New Jersey does not require a medical examination. We will adjust the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract’s death benefit from Type A to Type B, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. If you are changing your Contract’s death benefit from Type B to Type A, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                                          ------------------------------------------ ---------------------------------------------

                                               Changing the Death Benefit from             Changing the Death Benefit from
                                                        Type A Type B                               Type B Type A
                                                             (Fixed) ->  (Variable)             (Variable) -> (Fixed)
----------------------------------------- ------------------------------------------ ---------------------------------------------
----------------------------------------- ------------------------------------------ ---------------------------------------------

         Basic Insurance Amount
                                                    $300,000 -> $250,000                         $300,000 -> $350,000

             Contract Fund                           $50,000 -> $50,000                           $50,000 -> $50,000

             Death Benefit*                         $300,000 -> $300,000                         $350,000 -> $350,000
----------------------------------------- ------------------------------------------ ---------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

* assuming there is no Contract debt
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Changing your Contract’s type of death benefit from Type A to Type B during the first 10 Contract years may result in the assessment of surrender charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any decrease in basic insurance amount, although we do not currently do so. See CHARGES AND EXPENSES, page 15.

To request a change, fill out an application for change, which can be obtained from your Pruco Life of New Jersey representative or a Service Office. If the change is approved, we will recompute the Contract’s charges and appropriate tables and send you new Contract Data pages. We may ask that you send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 30.

Death Benefit Guarantee

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the second death of two insureds. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. Withdrawals may adversely affect the status of the Death Benefit Guarantee. Likewise, if you have an outstanding Contract loan, a Death Benefit Guarantee will not keep the Contract in-force. See Withdrawals, page 28 and Loans, page 27. You should consider how important the Death Benefit Guarantee is to you when deciding what premium amounts to pay into the Contract.

At the Contract date and on each monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we calculate your Contract’s “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Limited Death Benefit Guarantee Values apply until age 75 of the younger insured, or 10 years after issue, whichever is later. Correspondingly, the Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. In addition, the Contract Data pages show Limited and Lifetime Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

At each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short-Term, Target, and Lifetime Premiums are payments which correspond to the Death Benefit Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after year five will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing. See PREMIUMS, page 20.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the youngest insured’s age 75 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period will not assure that your Contract’s Accumulated Net Payments will meet the Death Benefit Guarantee Values and continue to prevent the Contract from lapsing.

If you want a Death Benefit Guarantee to last the lifetime of the youngest insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the youngest insured’s lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for basic insurance amounts of $250,000, dated on or after May 1, 2002. The examples assume the insureds are a male and a female, both the same age, both smokers, with no extra risk or substandard ratings, and no riders added to the Contract. For those who qualify for more favorable underwriting classes, the premiums may be lower than those shown on the chart, and for those who are classified as substandard, the premiums may be higher.

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                                                      Illustrative Annual Premiums
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  Age of both                               Short-Term Premium         Target Premium corresponding to           Lifetime Premium
  insureds at          Type of         corresponding to the Limited                  the                  corresponding to the Lifetime
     issue          Death Benefit     Death Benefit Guarantee Values   Limited Death Benefit Guarantee    Death Benefit Guarantee Values
                       Chosen            (first five years only)                    Values

---------------- -------------------- ------------------------------- ----------------------------------- -------------------------------
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      40           Type A (Fixed)                $1,137                            $2,697                            $3,447

      40         Type B (Variable)               $1,137                            $3,456                            $11,862

      60           Type A (Fixed)                $3,766                            $6,358                            $8,746

      60         Type B (Variable)               $3,766                            $7,613                            $27,694

      80           Type A (Fixed)                $21,803                           $26,238                           $28,887

      80         Type B (Variable)               $21,803                           $33,321                           $71,153
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Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the youngest insured’s age 75 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the youngest insured’s age 75 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 30.

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed, will be able to decrease their amount of insurance protection and the monthly deductions for the cost of insurance without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 and a surrender charge may be deducted. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, and values in the appropriate tables and the effective date of the decrease.

If you decrease your basic insurance amount to an amount equal to or greater than the Surrender Charge Threshold shown in your Contract, we will not impose a surrender charge. The Surrender Charge Threshold is the lowest basic insurance amount since issue. If you decrease your basic insurance amount below this threshold, we will subtract the new basic insurance amount from the threshold amount. We will then multiply the surrender charge (see Surrender Charge, page 17) by the lesser of this difference and the amount of the decrease and divide by the threshold amount. The result is the maximum surrender charge we will deduct from the Contract Fund as a result of this transaction.

The minimum permissible decrease for your Contract is shown under Contract Limitations in your Contract Data pages. The basic insurance amount after the decrease may not be lower than the minimum basic insurance amount. We may decline a reduction if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. In addition, it is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 30. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

CONTRACT VALUES

How a Contract’s Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract’s cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See Loans, page 27. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES, page 15. Upon request, Pruco Life of New Jersey will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 and T2 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying Target Premium amounts (see PREMIUMS, page 20), assuming hypothetical uniform investment results in the Fund portfolios. The tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 32.

Surrender of a Contract

A Contract may be surrendered for its cash surrender value (or for a fixed reduced paid-up insurance benefit for Contracts issued in New York state) while one or both of the insureds is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request in a form that meets Pruco Life of New Jersey of New Jersey’s needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 30.

Fixed reduced paid-up insurance (available on Contracts issued in New York state only) provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured’s issue age, sex, smoker/non-smoker status, and the length of time since the Contract date.

Loans

You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. There is no minimum loan amount for Contracts issued in New York.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is ¼%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 29 and Tax Treatment of Contract Benefits — Pre-Death Distributions, page 30.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 30.

Any Contract debt will directly reduce a Contract’s cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment option you designate or the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract’s cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two monthly dates following the date of withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 30.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Contract with a Type B death benefit, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits, page 30.

Currently, when you request a transaction, which causes a decrease in basic insurance amount resulting in a Contract that is classified as a Modified Endowment Contract, we will provide an authorization form. The authorization form will confirm that you are aware that the Contract will become a Modified Endowment Contract if the transaction is completed. When we receive that properly completed form in a Service Office, we will complete the transaction and send a confirmation notice.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash surrender value withdrawn, the withdrawal fee, and any applicable surrender charge. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee, page 24.

Generally, Pruco Life of New Jersey will pay any withdrawn portion of cash surrender value or withdrawal amount within seven days after all the documents required for such a payment are received at a Service Office. With respect to the amount of any withdrawn portion of the cash surrender value allocated to the fixed rate option, Pruco Life of New Jersey expects to pay the withdrawn portion of cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such withdrawn amounts for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

Pruco Life of New Jersey will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee, page 24. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Service Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. If the second death occurs past the grace period, no death benefit is payable. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 30.

A Contract that ended in default may be reinstated within five years after the date of default if the following conditions are met:

(1) both insureds are alive or one insured is alive and the Contract ended without value after the death of the other insured;
(2) you provide renewed evidence of insurability on any insured who was living when the Contract went into default;
(3) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(4) any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

o	the Contract’s death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

         Contracts Not Classified as Modified Endowment Contracts.

o	If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o	Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

o	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

         Modified Endowment Contracts.

o	The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

o	If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

o	Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

o	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LEGAL PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who “opted out” of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 and T2) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. Both tables assume the following:

o	a Contract with a basic insurance amount of $1,000,000 bought by a 58 year old male Non-Smoker and a 59 year old female Preferred Best, with no extra risks and no extra benefit riders added to the Contract.

o	the Target Premium amount (see PREMIUMS, page 20) is paid on each Contract anniversary and no loans are taken.

o	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

o	the Contract Fund has been invested in equal amounts in each of the 36 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Type A (fixed) Contract has been purchased and the second table (page T2) assumes a Type B (variable) Contract has been purchased. Both tables assume $1,000,000 of basic insurance amount and a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Under the Type B Contract the death benefit changes to reflect investment returns. Under the Type A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit, page 23.

There are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column of the following illustrations (pages T1 and T2) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 36 portfolios of X.XX%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -X.XX%, X.XX%, and X.XX%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than X.XX% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 58 year old man and a 59 year old woman, using maximum charges, may be useful for a 58 year old man and a 59 year old woman, but would be inaccurate if made for insureds of other ages, sex, or rating classes. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or “opt out” of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.

                                         DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulated  Net Payments-- The actual premium  payments you make  accumulated at an effective  annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

attained age-- An insured's age on the Contract date plus the number of years since then.

basic  insurance  amount-- The amount of life  insurance as shown in the  Contract,  not  including  riders.  Also referred to as "face amount."

cash value-- An amount equal to the Contract Fund minus surrender charges.

cash  surrender  value-- An amount  payable to the Contract  owner upon  surrender of the  Contract.  It is equal to the Contract  Fund minus any Contract debt and minus surrender charges.  Also referred to in the Contract as "Net Cash Value."

Contract-- The Pruco Life of New Jersey Survivorship Variable Appreciable Life policy described in this prospectus.

Contract anniversary-- The same date as the Contract date in each later year.

Contract date-- The date the Contract is effective, as specified in the Contract.

Contract debt-- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract  Fund-- The total  amount  credited  to a  specific  Contract.  On any date it is equal to the sum of the  amounts  in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract month-- A month that starts on the Monthly date.

Contract  owner[s]-- You. Unless a different  owner is named in the  application,  the owners of the Contract are the insureds  jointly or the survivor of them.  If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

Contract year-- A year that starts on the Contract date or on a Contract anniversary.

death benefit-- If the Contract is not in default,  this is the amount we will pay upon the second death of two  insureds,  assuming no
Contract debt.

Death Benefit Guarantee-- Sufficient  premium payments,  on an accumulated  basis, will guarantee that your Contract will not lapse and a death  benefit will be paid upon the death of the insured,  regardless  of  investment  experience  and assuming no loans.  See Death
Benefit Guarantee, page 24.

fixed rate option-- An  investment  option under which Pruco Life of New Jersey  guarantees  that  interest will be added to the amount invested at a rate declared periodically in advance.

Funds-- Mutual funds with separate portfolios.  One or more of the available Fund portfolios may be chosen as an underlying  investment for the Contract.

Good Order-- An  instruction  received at our Service  Office  utilizing  such forms,  signatures,  and dating as we require,  which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age-- An insured's age as of the Contract date.

Lifetime  Death Benefit  Guarantee  period-- The lifetime of the Contract,  during which time the Lifetime  Death Benefit  Guarantee is available if sufficient premiums are paid and there is no outstanding loan.  See Death Benefit Guarantee, page 24.

Limited  Death  Benefit  Guarantee  period-- The period until age 75 of the younger  insured or 10 years after issue,  whichever  comes later,  during which time the Limited Death Benefit Guarantee is available if sufficient  premiums are paid and there is no outstanding loan.  The period applicable to your Contract is shown on the Contract Data pages. See Death Benefit Guarantee, page 24.

Monthly date-- The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey-- Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Sales Load Target  Premium-- A premium  that is used to determine  sales load based on issue age and rating  class of the insured,  and any extra risk charges or riders, if applicable.

separate  account-- Amounts under the Contract that are allocated to the variable  investment  options held by us in a separate account called the Pruco  Life of New  Jersey  Variable  Appreciable  Account.  The  separate  account is set up apart from all of the  general assets of Pruco Life Insurance Company of New Jersey.

Target  Premiums-- Premiums that, if paid at the beginning of each Contract year,  will keep the Contract  in-force until the insured's age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

valuation  period-- The period of time from one  determination of the value of the amount invested in a variable  investment  option to the next. Such  determinations  are made when the net asset values of the portfolios of the Funds are calculated,  which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable  investment options-- The portfolios of the mutual funds available under this Contract,  whose shares are held in the separate account.

you-- The owner[s] of the Contract.

To Learn More About Survivorship Variable Universal Life

To learn more about the Survivorship Variable Universal Life policy, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2004, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

                                                       TABLE OF CONTENTS OF THE
                                                  STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-94115. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Survivorship Variable Universal Life SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey  07102-2992

Investment Company Act or 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

Survivorship Variable Appreciable Life

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-782-5356. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                                              Pruco Life Insurance Company of New Jersey
                                                         213 Washington Street
                                                       Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2004.

                                                           TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $XX,XXX,XXX in 2003, $63,004,185 in 2002, and $41,687,725 in 2001.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes this settlement option and a check book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential entered into a Reinsurance Agreement under which Pruco Life of New Jersey may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering Survivorship Variable Universal Life provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with 80% of the risk reinsured.

Pruco Life of New Jersey and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life of New Jersey and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,729,173 in 2003, $4,400,848 in 2002, and $4,500,284 in 2001 from Pruco Life of New Jersey and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life of New Jersey and Prudential pay for remittance processing is shown below.

-------------------------------------------------------------------------------------------------------------

                                         Remittance Processing Fees
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Total # of remittances per month                         Less than        4,500,001 to       Greater than
                                                         4,500,000          5,600,000          5,600,000
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Power Encode and single item payments                      $.0906            $.0869             $.0817
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Multiple item payments                                     $.1614            $.1408             $.1323
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Unprocessable payments                                     $.0900            $.0900             $.0900
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Express mail payments                                       $.40              $.40               $.40
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Cash payments                                              $1.25              $1.25              $1.25
----------------------------------------------------- ----------------- ------------------ ------------------

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract’s Death Benefit Will Vary

There are two types of death benefit available under the Contract: Type A, a fixed death benefit and Type B, a variable death benefit. The Type B death benefit varies according to changes in the Contract Fund while the Type A death benefit does not, unless it must be increased to comply with the Internal Revenue Code’s definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before any reduction of Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life of New Jersey will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 Type A Contract was issued when the younger insured was age 35, and there is no Contract debt.

                                                     Type A (Fixed) Death Benefit
-------------------------------------------- -----------------------------------------------------------------------

                    IF                                                        THEN
-------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                     the Contract Fund
 the younger insured    and the Contract     the attained age    multiplied by the attained  and the Death Benefit
        is age               Fund is             factor is             age factor is                  is
--------------------------------------------------------------------------------------------------------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------

          40                 $100,000                5.7                     570,000               $1,000,000
          40                 $200,000                5.7                  1,140,000                $1,140,000*
          40                 $300,000                5.7                  1,710,000                $1,710,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------

          60                 $300,000                2.8                     840,000               $1,000,000
          60                 $400,000                2.8                  1,120,000                $1,120,000*
          60                 $600,000                2.8                  1,680,000                $1,680,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------

          80                 $600,000                1.5                     900,000               $1,000,000
          80                 $700,000                1.5                  1,050,000                $1,050,000*
          80                 $800,000                1.5                  1,200,000                $1,200,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
--------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.  At this point, any additional premium payment will increase the death benefit by more than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract’s Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before any reduction of Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 Type B (variable) Contract was issued when the younger insured was age 35, and there is no Contract debt.

                                                        Type B (Variable) Death Benefit
-------------------------------------------- -----------------------------------------------------------------------

                    IF                                                        THEN
-------------------------------------------- -----------------------------------------------------------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------
                                                                      the Contract Fund
 the younger insured     and the Contract     the attained age        multiplied by the           and the Death
        is age                Fund is             factor is         attained age factor is         Benefit is
----------------------- -------------------- -------------------- --------------------------- ----------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------

          40                 $100,000                5.7                     570,000               $1,100,000
          40                 $200,000                5.7                  1,140,000                $1,200,000
          40                 $300,000                5.7                  1,710,000                $1,710,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------

          60                 $300,000                2.8                     840,000               $1,300,000
          60                 $400,000                2.8                  1,120,000                $1,400,000
          60                 $600,000                2.8                  1,680,000                $1,680,000*
----------------------- -------------------- -------------------- --------------------------- ----------------------
----------------------- -------------------- -------------------- --------------------------- ----------------------

          80                 $600,000                1.5                     900,000               $1,600,000
          80                 $700,000                1.5                  1,050,000                $1,700,000
          80                 $800,000                1.5                  1,200,000                $1,800,000
----------------------- -------------------- -------------------- --------------------------- ----------------------
--------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.  At this point, any additional premium payment will increase the death benefit by more than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issue the insurance policy when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated.

DISTRIBUTION AND COMMISSIONS

Service Fees

Pruco Life of New Jersey and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life of New Jersey. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

EXPERTS

The consolidated financial statements of Pruco Life of New Jersey and its subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Survivorship Variable Universal Life Subaccounts of the Account as of December 31, 2003 and for each of the three years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                                             P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Survivorship Variable Universal Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Survivorship Variable Universal Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)
(ii) Amendment of Separate Account Resolution. (Note 5)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 2)
(ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(d)	Contracts:
(i) Survivorship Variable Universal Life Insurance Contract. (Note 5)
(ii) Rider for Term Insurance Benefit on Life of Second Insured to Die. (Note 6)
(iii) Option to Exchange for Separate Contracts. (Note 6)
(iv) Endorsement for Allocation of the Initial Premium -- PLIY 165-2004 NJ. (Note 1)
(e)	Application:
(i) New Jersey Application Form for Survivorship Variable Universal Life Insurance Contract. (Note 4)
(ii) Supplement to the Application for Survivorship Variable Universal Life Insurance Contract. (Note 4)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
(i) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 3)
(ii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 4)
(g)	Reinsurance Contracts. (Note 7)
(i) Agreement between Pruco Life of New Jersey and Annuity & Life Reassurance, Ltd.
(ii) Agreement between Pruco Life of New Jersey and AUSA Life Insurance Company, Inc.
(iii) Agreement between Pruco Life of New Jersey and Munich American Reassurance Company.
(iv) Agreement between Pruco Life of New Jersey and Swiss Re Life & Health America, Inc.
(h)	Participation Agreements:
(h)	Participation Agreements and Amendments:
(i)(a) AIM Variable Insurance Funds, Inc. AIM V.I. Value Fund. (Note 4)
(b) Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement. (Note 6)
(ii)(a) American Century Variable Portfolios, Inc., VP Value Portfolio. (Note 4)
(iii)(a) Janus Aspen Series, Growth Portfolio. (Note 4)
(b) Amendment to the Janus Aspen Series Participation Agreement. (Note 6)
(iv)(a) MFS Variable Insurance Trust, Emerging Growth Series. (Note 4)
(b) Amendment to the MFS Variable Insurance Trust participation Agreement. (Note 6)
(v)(a) T. Rowe Price International Series, Inc. International Stock Portfolio. (Note 4)
(b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement. (Note 6)
(vi)(a) Franklin Templeton Variable Insurance Products Trust, Franklin Small Cap Fund - Class 2. (Note 5)
(b) Amendment to the Franklin Templeton Variable Insurance Products Trust Participation Agreement. (Note 6)
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 8)
(j)	Not applicable
(k)	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 9)
(l)	Opinion of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 9)
(m)	Calculation. (Note 9)
(n)	Consent of PricewaterhouseCoopers LLP, independent accountants. (Note 9)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note 1)  Filed herewith.
(Note 2)  Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Apprciable Account.
(Note 3)  Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account
(Note 4)  Incorporated by reference to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)  Incorporated by reference to Registrant's Form S-6, filed January 5, 2000.
(Note 6)  Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, filed April 14, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)  Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed February 14, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)  Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 9)  Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 28. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, Chairman, and Director –Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

RICHARD J. CARBONE, Director – Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

ANDREW J. MAKO, President and Director – Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.

DAVID R. ODENATH, JR., Director – President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

OFFICERS WHO ARE NOT DIRECTORS

C.   EDWARD CHAPLIN, Treasurer – Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President – Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer – Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 036-04208 filed March 14, 2003.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities Corporation (“Prusec”), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than registered representatives of Prusec.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("PRUSEC")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (1)	Chairman of the Board, Manager
John G. Gordon (1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (1)	Vice President, Controller, Chief Financial Officer
Page H. Pennell (1)	Vice President, Chief Compliance Officer
Maryanne Ryan (2)	Vice President, Anti-Money Laundering Officer
John M. Howard (1)	Vice President, Manager
Priscilla Myers (1)	Vice President
Patrick L. Hynes (4)	Vice President
Michele Talafha (4)	Assistant Vice President
C. Edward Chaplin (2)	Vice President, Treasurer
Ralph Aquilera (1)	Assistant Controller
James J. Avery, Jr. (1)	Manager
Kevin B. Frawley (1)	Manager
David R. Odenath (3)	Manager
Judy A. Rice (3)	Manager
Martin Chotiner (1)	Assistant Controller
Raymond H. Goslin (1)	Assistant Controller
Janice Pavlou (1)	Assistant Controller
Valerie Simpson (1)	Assistant Controller
Paul F. Blinn (1)	Assistant Treasurer
Kathleen C. Hoffman (2)	Assistant Treasurer
Robert Montellione (1)	Assistant Treasurer
Patricia Christian (1)	Assistant Secretary
Mary Jo Reich (1)	Assistant Secretary
Thomas Castano (1)	Assistant Secretary
Kathleen Gibson (2)	Vice President, Assistant Secretary
Georgia T. Garnecki (2)	Assistant Secretary

(1)	213 Washington Street, Newark, NJ 07102
(2)	751 Broad Street, Newark, NJ 07102
(3)	100 Mulberry Street, Newark, NJ 07102
(4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec has not received any amounts as commissions in the past three years for serving as principal underwriter of the variable life insurance policies issued by Pruco Life Insurance Company of New Jersey.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. The Contract may be sold through registered representatives of Prusec or other broker-dealers authorized by Prusec where applicable law allows.

        Generally, representatives will receive a commission of no more than:

  -------------------------------------------------------------------------------------------------------------- ----------------
                                                                                                                 Commission rates
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
    Commission rates on premiums received in the first 24 months following the Contract Date on total premium
                          received since issue up to the Commissionable Target Premium.                                50%
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
   Commission rates on premiums received in the first 24 months following the Contract Date to the extent that
                the total premium received since issue exceeds the Commissionable Target Premium.                       3%
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
    Commission rates on premiums received in years three through 10 up to the Commissionable Target Premium in
                                                each policy year.                                                       3%
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
  Commission rates on premiums received in years three through 10 that exceed the Commissionable Target Premium
                                               in each policy year.                                                     3%
  -------------------------------------------------------------------------------------------------------------- ----------------

        If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

  -------------------------------------------------------------------------------------------------------------- ----------------
                                                                                                                 Commission rates
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
    Commission rates on premiums received up to the Commissionable Target Premium for the increase received in
                           the first year following the effective date of the increase.                                50%
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
   Commission rates on premiums received up to the Commissionable Target Premium for the increase in years two
                                           through 10 of the increase.                                                  3%
  -------------------------------------------------------------------------------------------------------------- ----------------
  -------------------------------------------------------------------------------------------------------------- ----------------
      Commission rates on premiums received in any of the first 10 years following the effective date of the
           increase to the extent that premiums in that year exceed the Commissionable Target Premium.                  4%
  -------------------------------------------------------------------------------------------------------------- ----------------

Moreover, trail commissions of 0.0375% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter starting with the second Contract year may be paid.

Representatives with less than four years of service or other broker-dealer registered representatives may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 12th day of February, 2004.

(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Andrew J. Mako
	Thomas C. Castano		Andrew J. Mako
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of February, 2004.

Signature and Title

Signature and Title

/s/*__________________________
Vivian L. Banta
Chairperson and Director

/s/*_________________________
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
Richard J. Carbone
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(d) Contracts	(iv) Endorsement for Allocation of the Initial Premium.

(q) Redeemability Exemption	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).